Exhibit 10.6

Lilium N.V.

38,095,238 Shares of Ordinary Shares

38,095,238 Warrants

UNDERWRITING AGREEMENT

May 23, 2024

B. Riley Securities, Inc.

as Representative of the
several Underwriters

c/o B. Riley Securities, Inc.

299 Park Avenue

New York, NY 10171

Ladies and Gentlemen:

Lilium N.V., a Dutch public limited liability company (naamloze vennootschap) (the “Company”), confirms its agreement with each of the Underwriters listed on Schedule I hereto (collectively, the “Underwriters”), for whom B. Riley Securities, Inc. is acting as representative (in such capacity, the “Representative”), with respect to (i) the sale by the Company of 38,095,238 Class A ordinary shares (the “Initial Shares”), nominal value €0.01 per share, of the Company (the “Ordinary Shares”) and warrants (the “Warrants”) to purchase 38,095,238 Ordinary Shares (the “Initial Warrants”), and the purchase by the Underwriters, acting severally and not jointly, of the respective number of Ordinary Shares and Warrants set forth opposite the names of the Underwriters in Schedule I hereto, and (ii) the grant to the Underwriters, acting severally and not jointly, of the option described in Section 1(b) hereof to purchase all or any part of 5,714,285 additional Ordinary Shares (the “Option Shares”) and accompanying Warrants (the “Option Warrants” and, together with the Option Shares, the “Option Securities”) from the Company, in the respective numbers of Ordinary Shares and Warrants set forth opposite the names of each of the Underwriters listed in Schedule I hereto. The Initial Shares to be purchased by the Underwriters and the Option Shares, if and to the extent such option described in Section 1(b) hereof is exercised are hereinafter called, collectively, the “Shares.” The Initial Warrants to be purchased by the Underwriters and the Option Warrants, if and to the extent such option described in Section 1(b) hereof is exercised are hereinafter called, collectively, the “Offered Warrants.” The Ordinary Shares underlying the Offered Warrants are hereinafter called the “Warrant Shares.” The Shares and Offered Warrants are hereinafter called, collectively, the “Securities.”

The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Underwriters deem advisable after this Underwriting Agreement (the “Agreement”) has been executed and delivered.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form F-3 (No. 333-267719), including a related preliminary prospectus, for the registration of the Securities. The Company has prepared and filed such amendments to the registration statement and such amendments or supplements to the related preliminary prospectus as may have been required to the date hereof, and will file such additional amendments or supplements as may hereafter be required. The Company has met the requirements for use of Form F-3 under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”) at the time of filing of the Registration Statement initially and at each time subsequent thereto when meeting such requirements has been required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement, as amended at the time it was declared effective by the Commission (and, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), such registration statement as so amended) and including all information deemed to be a part of the registration statement pursuant to incorporation by reference, Rule 430A of the Securities Act or otherwise, is hereinafter called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the Securities Act is hereinafter called the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The base prospectus included in the Registration Statement before it was declared effective by the Commission (the “Base Prospectus”) under the Securities Act, and any preliminary form of prospectus supplement filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act, including all information incorporated by reference in either such prospectus, is hereinafter called the “Preliminary Prospectus.” The term “Prospectus” means the final prospectus supplement, as first filed with the Commission pursuant to paragraph (2) or (5) of Rule 424(b) of the Securities Act, the Base Prospectus and any amendments thereof or supplements thereto including all information incorporated by reference therein.

The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

The term “Disclosure Package” means (i) the Preliminary Prospectus, as most recently amended or supplemented immediately prior to the Initial Sale Time (as defined herein), (ii) the Issuer Free Writing Prospectuses (as defined below), if any, identified in Schedule II hereto, (iii) the pricing information set forth on Schedule III hereto, and (iv) any other Free Writing Prospectus (as defined below) that the parties hereto shall hereafter expressly agree to treat as part of the Disclosure Package.

The term “Issuer Free Writing Prospectus” means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act. The term “Free Writing Prospectus” means any free writing prospectus, as defined in Rule 405 of the Securities Act.

The Company and the Underwriters agree as follows:

1.            Sale and Purchase:

(a)            Initial Shares and Initial Warrants. Upon the basis of the representations and warranties and other terms and conditions and agreements herein set forth, at the purchase price per Ordinary Share and accompanying Warrant of $0.9870, the Company agrees to issue and sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company, that number of Initial Shares and Initial Warrants set forth in Schedule I opposite such Underwriter’s name, plus any additional number of Initial Shares and Initial Warrants which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b)            Option Shares and Option Warrants. In addition, upon the basis of the representations and warranties and other terms and conditions and agreements herein set forth, at the purchase price per Ordinary Share and accompanying Warrant set forth in paragraph (a) above less an amount equal to any dividend or distribution payable on Initial Shares that is not also payable on the Option Shares, the Company hereby grants an option to the Underwriters, acting severally and not jointly, to purchase from the Company, all or any part of the Option Securities, plus any additional number of Option Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time upon notice by the Representative to the Company, which may be given at any time within 30 days from the date of the Prospectus, setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (an “Option Closing Time”) shall be determined by the Representative, but shall not be later than five full business days (or earlier, without the consent of the Company, than two full business days) after the exercise of such option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, the Company will issue and sell that number of Option Securities then being purchased and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Shares set forth in Schedule I opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares. The Representative may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

2.            Payment and Delivery

(a)            Initial Shares and Initial Warrants. The Initial Shares and Initial Warrants to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representative, including, at the option of the Representative, through the facilities of The Depository Trust Company (“DTC”) for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representative by the Company upon at least forty-eight hours’ prior notice. Upon receipt of the payment, the Company shall request a statement from an EU licensed (branch of a) bank confirming that on the day of receipt of payment the aggregate USD amount paid is at least equal to the aggregate nominal value in EUR of all Initial Shares to be issued. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the second (third, if the determination of the purchase price of the Initial Shares occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to by the Representative and the Company). The time and date at which such delivery and payment are actually made is hereinafter called the “Closing Time.”

(b)            Option Shares and Option Warrants. Any Option Securities to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representative, including, at the option of the Representative, through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representative by the Company upon at least forty-eight hours’ prior notice. Upon receipt of the payment, the Company shall request a statement from an EU licensed (branch of a) bank confirming that on the day of receipt of payment the aggregate USD amount paid is at least equal to the aggregate nominal value in EUR of all Option Shares to be issued. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Representative in the notice given by the Representative to the Company of the Underwriters’ election to purchase such Option Shares or on such other time and date as the Company and the Representative may agree upon in writing.

3.            Representations and Warranties of the Company:

The Company represents and warrants to each of the Underwriters as of the date hereof, the Initial Sale Time (as defined below), as of the Closing Time and as of any Option Closing Time (if any), and agrees with each Underwriter, that:

(a)            on each date and time that the Registration Statement and any post-effective amendment or amendments thereto became or become effective (each, an “Effective Date”), the Registration Statement did, and when the Prospectus is filed in accordance with Rule 424(b) and at the Closing Time and any Option Closing Time, the Prospectus (and any amendment or supplement thereto) will, comply in all material respects with the applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”); on each Effective Date and at date and time that this Agreement is executed and delivered by the parties hereto (the “Execution Time”), the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b); and at the Closing Time and any Option Closing Time, the Prospectus (together with any amendment or supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters specifically for inclusion in the Registration Statement or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by the Underwriters consists of the information described as such in Section 9(b) hereof;

(b)            as of 6:30 p.m. (Eastern time) on the date of this Agreement (the “Initial Sale Time”), the Disclosure Package, when taken together as a whole with the pricing information set forth in Schedule III hereto, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by the Underwriters specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of the Underwriters consists of the information described as such in Section 9(b) hereof;

(c)            (i) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Securities and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was and is an “ineligible issuer” (as defined in Rule 405);

(d)            during the 90 days prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any of the Securities by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Securities, in each case other than the Registration Statement, any Preliminary Prospectus (or supplement thereto), the Prospectus, or otherwise in connection with issuances pursuant to the standby equity purchase agreement entered into by and between the Company and YA II PN, Ltd on May 3, 2024 and the related registration statement. The Company represents and agrees that it has not and will not make any offer relating to the Securities that would constitute an “Issuer Free Writing Prospectus” or that would otherwise constitute a “Free Writing Prospectus”;

(e)            all statistical, demographic and market-related data included in the Registration Statement, the Disclosure Package and the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate in all material respects or represent the Company’s good faith estimates that are made on the basis thereof. To the extent required, the Company has obtained the written consent for the use of such data from such sources;

(f)            except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company maintains disclosure controls and procedures (as defined under Rule 13a-15(e) under the Exchange Act) that have been designed to ensure that material information relating to the Company and each of the Company’s “subsidiaries” (each, a “Subsidiary” and collectively, the “Subsidiaries”) is made known to the Company’s principal executive officer and principal financial officer by others within those entities; has been evaluated as of the end of the Company’s most recent audited fiscal year and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company and its Subsidiaries’ internal control over financial reporting are effective and the Company and its Subsidiaries are not aware of any material weakness in their internal control over financial reporting. Since the date of the latest audited financial statements included in, or incorporated by reference into, the Registration Statement and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting adversely;

(g)            subject to the Company obtaining authorizations granted by the general meeting of the Company’s shareholders to its board of directors (the “Board of Directors”), at one or more general meetings, to issue Class A ordinary shares (and to exclude or restrict pre-emptive rights in relation to such issuances) in an amount sufficient to issue the Warrant Shares upon exercise of the Offered Warrants (the “Warrant Share Authorizations”), the Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Securities and Warrant Shares in accordance with the terms hereof. Subject to the Warrant Share Authorizations and except for approvals of the Board of Directors or a committee thereof as may be required in connection with any issuance and sale of the Securities or Warrant Shares (which approvals shall be obtained prior to the date of this Agreement, other than the Warrant Share Authorizations), the execution, delivery and performance by the Company of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company, its Board of Directors or its shareholders is required. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies) and subject to obtaining the Warrant Share Authorizations;

(h)            the Securities have been duly authorized by all necessary corporate action on the part of the Company. The Shares, when issued and sold against payment therefor in accordance with this Agreement (and after receipt of a statement by the Company from an EU licensed (branch of a) bank confirming that on the day of receipt of payment the aggregate USD amount paid is at least equal to the aggregate nominal value in EUR of all Shares to be issued), shall be validly issued and outstanding, fully paid and non-assessable and free from all liens, charges, taxes, security interests, encumbrances, rights of first refusal, preemptive or similar rights and other encumbrances with respect to the issue thereof. The Company has reserved from its duly authorized capital stock the maximum number of Shares issuable pursuant to this Agreement;

(i)            subject to obtaining the Warrant Share Authorizations, the Warrant Shares will be duly authorized by all necessary corporate action on the part of the Company. Subject to obtaining the Warrant Share Authorizations, the Warrant Shares, when issued upon exercise of the Offered Warrants (including payment of the exercise price) in accordance with the terms of the Offered Warrants shall be validly issued and outstanding, fully paid and non-assessable and free from all liens, charges, taxes, security interests, encumbrances, rights of first refusal, preemptive or similar rights and other encumbrances with respect to the issue thereof. Upon receiving the Warrant Share Authorizations, the Company will reserve from its duly authorized capital stock the maximum number of Warrant Shares issuable pursuant to this Agreement;

(j)            except as otherwise disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in this offering, except for such rights as have been duly waived;

(k)            except as otherwise disclosed in the Registration Statement, the Disclosure Package and the Prospectus, since the date of the latest audited financial statements of the Company included in, or incorporated by reference into, the Registration Statement and Prospectus: (a) neither the Company nor any of its Subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its share capital; (c) there has not been any change in the share capital of the Company or any of its Subsidiaries (other than a change in the number of outstanding Class A Ordinary Shares due to the issuance of shares upon the exercise of outstanding options or warrants or the issuance of restricted share awards or restricted share units under the Company’s existing share awards plan, or any new grants thereof in the ordinary course of business), (d) there has not been any material change in the Company’s long-term or short-term debt, and (e) there has not been (1) any material adverse change or effect or development involving a prospective material adverse change in the business, operations, properties or financial condition of the Company and its Subsidiaries, taken as a whole (any such change or development being referred to herein as a “Material Adverse Effect”) or (2) any change or development that could reasonably be expected to have a Material Adverse Effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby;

(l)            to the Company’s knowledge, PricewaterhouseCoopers GmbH Wirtschaftsprüfungsgesellschaft, which has expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of the Registration Statement and Prospectus, is (i) an independent registered public accounting firm with respect to the Company within the meaning of the Act and as required by the Act, the Exchange Act, and the rules of the Public Company Accounting Oversight Board (“PCAOB”), (ii) not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) with respect to the Company, (iii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Act and (iv) a registered public accounting firm as defined by the PCAOB whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn;

(m)            the financial statements filed with the Commission as a part of the Registration Statement and the Prospectus, together with the related notes and schedules thereto, comply as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act in effect as of the time of filing and present fairly in all material respects the financial condition of the Company, together with its consolidated Subsidiaries, as of the dates shown and its results of operations, cash flows and changes in stockholders’ equity for the periods shown, and such consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (the “IFRS”), as issued by the International Accounting Standards Board and the related interpretations issued by the IFRS Interpretations Committee and applied on a consistent basis throughout the periods covered thereby except for any normal adjustments in the Company’s financial statements. The other financial and statistical data with respect to the Company and the Subsidiaries contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus are accurately and fairly presented and prepared on a basis consistent with the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus that are not included or incorporated by reference as required. All disclosures contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, if any, regarding “non-IFRS financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable. The Company and its Subsidiaries do not have any material liabilities or obligations, direct or contingent, not described in the Registration Statement, the Disclosure Package and the Prospectus which are required to be described in the Registration Statement, the Disclosure Package and the Prospectus;

(n)            except as otherwise disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company and each of its Subsidiaries have maintained and continue to maintain a system of “internal control over financial reporting” (as defined under Rules 13a-15 and 15d-15 under the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto;

(o)            the Company is an entity duly incorporated or otherwise organized, validly existing and in good standing as a limited liability company (naamloze vennootschap), with the requisite power and authority to (i) own and use its properties and assets and to carry on its business as currently conducted and (ii) enter into and perform its obligations under this Agreement (subject to obtaining the Warrant Share Authorization). The Company is not in violation or Default (as defined below) of any of the provisions of its Deed of Conversion and Amendment to the Articles of Association of Lilium B.V. into Lilium N.V., filed with the Commercial Register of the Netherlands Chamber of Commerce or similar organizational documents of the Company’s Subsidiaries (the “Organizational Documents”). The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no Action has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification;

(p)            each of the Company’s Subsidiaries has been duly incorporated or organized, as the case may be, and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the power and authority (corporate or other) to own, lease and operate its properties and to conduct its business as currently conducted. Each of the Company’s Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing could not have or reasonably be expected to result in a Material Adverse Effect. All of the issued and outstanding capital stock or other equity or ownership interests of each of the Company’s subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim, except to the extent that the existence of any such security interest, mortgage, pledge, lien, encumbrance or adverse claim would not result in a Material Adverse Effect. The only Subsidiaries of the Company are (A) the Subsidiaries listed on Exhibit 8.1 to the Company’s most recent Annual Report on Form 20-F filed with the Commission and (B) certain other Subsidiaries which, considered in the aggregate as a single Subsidiary, do not constitute a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X;

(q)            the authorized share capital of the Company and the shares thereof issued and outstanding were in all material respects as set forth in the Registration Statement, the Disclosure Package and the Prospectus as of the dates reflected therein. All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, and are fully paid and non-assessable. Except as set forth in the Registration Statement, the Disclosure Package and the Prospectus and this Agreement, there are no agreements or arrangements under which the Company is obligated to register the sale of any securities under the Act. Except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, no shares of authorized share capital of the Company are entitled to preemptive rights, rights of first refusal or other similar rights and there are no outstanding debt securities and no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company other than those issued or granted in the ordinary course of business pursuant to the Company’s equity incentive and/or compensatory plans or arrangements. The Ordinary Shares (including the Shares and Warrant Shares) conform in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus. Except for customary transfer restrictions contained in agreements entered into by the Company to sell restricted securities or as set forth in the Registration Statement, the Disclosure Package and the Prospectus, the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, there are no securities or instruments containing anti- dilution or similar provisions that will be triggered by this Agreement or any of the other Transaction Documents or the consummation of the transactions described herein or therein. The Company has filed with the Commission true and correct copies of the Company’s Organizational Documents;

(r)            the Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not received notice from the Nasdaq Global Select Market (“Nasdaq”) to the effect that the Company is not currently in compliance with the listing or maintenance requirements of Nasdaq. The Company is in compliance with all such listing and maintenance requirements. The Ordinary Shares and Warrants are eligible for participation in the DTC book entry system and the Company has shares on deposit at DTC for transfer electronically to third parties via DTC through its Deposit/Withdrawal at Custodian (“DWAC”) delivery system. The Company has not received notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of Ordinary Shares, electronic trading or book-entry services by DTC with respect to the Ordinary Shares are being imposed or is contemplated;

(s)            neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective Organizational Documents and neither the Company nor any Subsidiary is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, loan, credit agreement, note, lease, license agreement, contract, franchise or other instrument (including, without limitation, any pledge agreement, security agreement, mortgage or other instrument or agreement evidencing, guaranteeing, securing or relating to indebtedness) to which the Company or any Subsidiary is a party or by which it or any of them may be bound, or to which any of their respective properties or assets are subject, except for such Defaults as could not be expected, individually or in the aggregate, to result in a Material Adverse Effect. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby (including the issue and sale of the Securities and, subject to obtaining the Warrant Share Authorizations, the exercise of the Offered Warrants) do not and shall not (i) result in a violation of any provision of the Company’s Organizational Documents, (ii) result in a breach or violation of any of the terms or provisions of, or constitute a Default under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any Material Agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or is bound, (iii) create or impose a lien, charge or encumbrance on any property or assets of the Company or any of its Subsidiaries under any agreement or any commitment to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of their respective properties or assets is subject, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries are bound or affected (including federal and state securities laws and regulations and the rules and regulations of Nasdaq), except, in the case of clauses (ii), (iii) and (iv), for such conflicts, defaults, terminations, amendments, acceleration, cancellations, liens, charges, encumbrances and violations as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Act and any applicable state securities laws, the Company is not required under any federal, state, local or foreign law, rule or regulation to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or other governmental or regulatory authority or agency in order for it to execute, deliver or perform any of its obligations under this Agreement to which it is a party, to issue the Securities and, subject to obtaining the Warrant Share Authorizations, the Warrant Shares, in accordance with the terms hereof or, to the Company’s knowledge, the application of the proceeds from the sale of the Securities as described under “Use of Proceeds” in the Registration Statement, Disclosure Package and the Prospectus (other than such consents, authorizations, orders, filings or registrations as have been, or will be, obtained or made prior to the Closing Time, including as may be required under applicable state securities or blue sky laws, Nasdaq or the Financial Industry Regulatory Authority);

(t)            there is no action, lawsuit, complaint, claim, petition, suit, audit, examination, assessment, arbitration, mediation or inquiry, or any proceeding or investigation (each, an “Action”), by or before any federal, state, provincial, municipal, local, international, supranational or foreign government, governmental authority, regulatory or administrative agency (which for the purposes of this Agreement shall include the Commission), governmental commission, department, board, bureau, agency, court, arbitral tribunal, securities exchange or similar body or instrumentality thereof (each, a “Governmental Authority”) pending or, to the Company’s knowledge, currently threatened against the Company or any of its Subsidiaries or their respective assets or properties (i) other than Actions accurately described in all material respects in the Registration Statement, the Disclosure Package and the Prospectus and Actions that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, or on the power or ability of the Company to perform its obligations under, or consummate the transactions contemplated by, this Agreement or (ii) that are required to be described in the Registration Statement, the Disclosure Package and the Prospectus, and are not so described;

(u)            neither the Company nor any of its Subsidiaries is bound by or subject to (and none of their assets or properties is bound by or subject to) any contract with any labor union, and, to the Company’s knowledge, no labor union has requested or has sought to represent any of the employees of the Company or any of its Subsidiaries. There is no strike or other labor dispute involving the Company or any of its Subsidiaries pending, or to the Company’s knowledge, threatened, that has had or would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect, nor, to the knowledge of the Company, is there any labor organization activity involving the employees of the Company or any of its Subsidiaries. With respect to all current and former persons who have performed services for or on behalf of the Company or any of its Subsidiaries, each of the Company and its Subsidiaries has complied in all material respects with all applicable state and federal equal employment opportunity, wage and hour, compensation and other laws related to employment, including but not limited to, overtime requirements, classification of employees and independent contractors under federal and state laws (including for tax purposes and for purposes of determining eligibility to participate in any Employee Plan (as defined below)), hours of work, leaves of absence, equal opportunity, sexual and other harassment, whistleblower protections, immigration, occupational health and safety, workers’ compensation, and the withholding and payment of all applicable taxes, and there are no material arrears in the payments of wages, unemployment insurance premiums or other similar obligations. There are no material claims, disputes, grievances, or controversies pending or, to the knowledge of the Company, threatened involving any employee or group of employees of the Company or any of its Subsidiaries. There are no material charges, investigations, administrative proceedings or formal complaints of (i) discrimination or retaliation (including discrimination, harassment or retaliation based upon sex, age, marital status, race, national origin, sexual orientation, disability or veteran status), (ii) unfair labor practices, (iii) violations of health and safety laws, (iv) workplace injuries or (v) whistleblower retaliation against the Company or any of its Subsidiaries, in each case that (y) pertain to any current or former employee and (z) have been threatened in writing by such employee or are pending before the Equal Employment Opportunity Commission, the National Labor Relations Board, the U.S. Department of Labor, the U.S. Occupational Health and Safety Administration, the Workers Compensation Appeals Board, or any other Governmental Authority;

(v)            (i) the Company and its Subsidiaries own or have a valid license to all patents, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names, domain names and other intellectual property, including any and all registrations, applications for registration, and goodwill associated with any of the foregoing (collectively, “Intellectual Property Rights”) currently employed by them in connection with the business, except where the failure to own, possess, license, have the right to use any of the foregoing would not reasonably be expected to result in a Material Adverse Effect; (ii) the Intellectual Property Rights owned by the Company and its Subsidiaries and, to the Company’s knowledge, the Intellectual Property Rights exclusively licensed to the Company and its Subsidiaries, in each case, which are material to the conduct of the business of the Company and its Subsidiaries as described in the Registration Statement, Disclosure Package and the Prospectus are valid, subsisting and enforceable, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, scope or enforceability of any such Intellectual Property Rights; (iii) neither the Company nor any of its Subsidiaries has received any written notice alleging any infringement, misappropriation or other violation of Intellectual Property Rights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be reasonably expected to have a Material Adverse Effect; (iv) all Intellectual Property Rights owned or purported to be owned by the Company or its Subsidiaries is owned solely by the Company or its Subsidiaries and is owned free and clear of all liens, encumbrances, defects and other restrictions except for liens, encumbrances, defects and restrictions as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; (v) to the Company’s knowledge, no third party is infringing, misappropriating or otherwise violating, or has infringed, misappropriated or otherwise violated, any Intellectual Property Rights owned by the Company, except to the extent that the infringement, misappropriation or violation, would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; (vi) to the Company’s knowledge, neither the Company nor any of its Subsidiaries infringes, misappropriates or otherwise violates, or has infringed, misappropriated or otherwise violated, any Intellectual Property Rights of a third party that would, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; (vii) all employees or contractors engaged in the development of Intellectual Property Rights on behalf of the Company or any Subsidiary have executed an invention assignment agreement whereby such employees or contractors presently assign all of their right, title and interest in and to such Intellectual Property Rights to the Company or the applicable Subsidiary, and to the Company’s knowledge no such agreement has been breached or violated, or Intellectual Property Rights have been assigned to the Company by applicable law; and (viii) the Company and its Subsidiaries use, and have used, commercially reasonable efforts to appropriately maintain all information intended to be maintained as a trade secret. The Intellectual Property owned by the Company has not been adjudged by a court of competent jurisdiction to be invalid or unenforceable, in whole or in part. The Company and its Subsidiaries have materially complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any Subsidiary, and all such material agreements are, to the Company’s knowledge, in full force and effect. To the Company’s knowledge, there are no material defects in any of the patents or patent applications included in the Intellectual Property. The Company and its Subsidiaries have taken commercially reasonable steps to protect, maintain and safeguard Intellectual Property owned by the Company, including the execution of appropriate nondisclosure, confidentiality agreements and invention assignment agreements and invention assignments with their employees, and, to the Company’s knowledge, no employee of the Company is in or has been in violation of any term of any such agreement except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect;

(w)            the Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect, except, in each case, as described in the Registration Statement, the Disclosure Package and the Prospectus. This Section 3(v) does not relate to environmental matters, such items being the subject of Section 3(ee);

(x)            the Company and each of its Subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by the Company and its Subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries;

(y)             each of the Company and its Subsidiaries has (a) filed all material foreign, federal, state and local tax returns required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof and (b) paid all material taxes shown as due and payable on such returns that were filed and has paid all material taxes imposed on or assessed against the Company or such respective Subsidiary. The provisions for taxes payable, if any, shown on the financial statements included or incorporated by reference in the Registration Statement and the Prospectus are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. To the Company’s knowledge, no issues have been raised (and are currently pending) by any taxing authority in connection with any of the tax returns or taxes asserted as due from the Company or its Subsidiaries, and no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or its Subsidiaries that would be reasonably likely to result in a Material Adverse Effect;

(z)            to the Company’s knowledge, based on the current and anticipated value of its assets and the nature and composition of its income and assets, and subject to the qualifications set forth in the Registration Statement, the Disclosure Package and the Prospectus, the Company was not a “passive foreign investment company” within the meaning of Section 1297 of the Code for the taxable year ending December 31, 2023;

(aa)      the Company is not, and as a result of the consummation of the transactions contemplated by this Agreement and the application of the proceeds from the sale of the Securities and the exercise of the Offered Warrants as will be set forth in the Registration Statement (and any post-effective amendment thereto), the Disclosure Package and the Prospectus will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended;

(bb)      the Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as, in the Company’s reasonable judgment, are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect on the Company;

(cc)      neither the Company nor any of its officers, directors or affiliates, as such term is defined in Rule 12b-2 promulgated under the Exchange Act (“Affiliates”), has, and, to the knowledge of the Company, no person acting on their behalf has, (i) taken, directly or indirectly, any action designed or intended to cause or to result in the stabilization or manipulation of the price of any security of the Company, including any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act), or which caused or resulted in, or which would in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, in each case to facilitate the sale or resale of any of the Securities or the Warrant Shares, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities or the Warrant Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company;

(dd)      neither the Company nor any of its officers, directors or Affiliates will during the term of this Agreement, and, to the knowledge of the Company, no person acting on their behalf will during the term of this Agreement, take any of the actions referred to in the immediately preceding sentence;

(ee)      except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, none of the officers or directors of the Company and, to the knowledge of the Company, none of the Company’s shareholders, the officers or directors of any shareholder of the Company, or any family member or Affiliate of any of the foregoing, has either directly or indirectly any interest in, or is a party to, any transaction that is required to be disclosed by the Company as a related party transaction pursuant to Item 404 of Regulation S-K promulgated under the Act;

(ff)      except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, the Company and its Subsidiaries (i) are in compliance with all applicable federal, state, local and foreign laws relating to pollution or protection of human health (to the extent relating to exposure to Hazardous Materials, defined below) and safety, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release of hazardous or toxic substances or wastes, pollutants or contaminants that are subject to regulation by any governmental authority (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (“Environmental Laws”); (ii) have received all permits, authorizations or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, authorization or approval, where in each clause (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The Company and its Subsidiaries have not received notice of any pending or threatened liability under any Environmental Law, except where such notice, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

(gg)      except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, neither the Company nor any of its Subsidiaries is a party to an “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which: (i) is subject to Title IV of ERISA and (ii) is or was at any time maintained, administered or contributed to by the Company or any of its ERISA Affiliates (as defined hereafter). Each plan is referred to herein as an “Employee Plan.” An “ERISA Affiliate” of any Person means any other Person which, together with that Person, could be treated as a single employer under Section 414(b), (c), (m) or (o) of Code. Each Employee Plan has been maintained in material compliance with its terms and the requirements of applicable law. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there is no liability in respect of post-retirement health and medical benefits for retired employees of the Company or any of its ERISA Affiliates, other than medical benefits required to be continued under applicable law. No “prohibited transaction”(as defined in either Section 406 of ERISA or Section 4975 of the Code) has occurred with respect to any Employee Plan; and each Employee Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification, except where such occurrence or failure to qualify would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. With respect to each Employee Plan, no Actions (other than routine claims for benefits in the ordinary course of business) are pending or, to the knowledge of the Company, threatened, and, to the knowledge of the Company, no facts or circumstances exist that would reasonably be expected to give rise to any such Actions. No Employee Plan is currently under investigation or audit by any Governmental Authority and, to the knowledge of the Company, no such investigation or audit is contemplated or under consideration. Each Employee Plan that is a “nonqualified deferred compensation plan” subject to Section 409A of the Code has been maintained and administered in all material respects in accordance with its terms and in operational and documentary compliance with Section 409A of the Code and all regulations and other applicable regulatory guidance (including notices and rulings) thereunder;

(hh)      except for fees payable by the Company to the Underwriters, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, underwriter, investment banker, bank or other person with respect to the sale of Securities contemplated by this Agreement;

(ii)           the business of the Company and the Subsidiaries is presently being conducted in compliance with all applicable federal, state, local and foreign governmental laws, rules, regulations and ordinances, except for such non-compliance which, individually or in the aggregate, would not be reasonably expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation of any Governmental Authority applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for any such violations which could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. There are no statutes, laws, rules, regulations or ordinances of any Governmental Authority, self-regulatory organization or body that are applicable to the Company or any of its Subsidiaries or to their respective businesses, assets or properties that are required to be described in the Registration Statement, the Disclosure Package and the Prospectus that are not described therein as required;

(jj)      neither the Company nor any of its Subsidiaries nor any director or officer, nor, to the knowledge of the Company, any employee, agent, representative or Affiliate or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) taken any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any Person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official of any federal, state or foreign office or candidate for any federal, state or foreign political office) to improperly influence official action or secure an improper advantage (to the extent acting on behalf of or providing services to the Company); (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), the UK Bribery Act 2010, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, authorized, requested, or taken an act in furtherance of any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment or benefit. The Company and its Subsidiaries and, to the knowledge of the Company, the Company’s Affiliates have conducted their businesses in compliance with the FCPA, any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, the U.K. Bribery Act 2010 and other applicable anti-corruption, anti-money laundering and anti-bribery laws, and have instituted and maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein;

(kk)      the operations of the Company are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and the applicable anti-money laundering statutes, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 U.S. Code Section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any Executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder, of jurisdictions where the Company conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(ll)      neither the Company nor any of its Subsidiaries, nor any director or officer thereof, nor, to the Company’s knowledge, any employee, agent, Affiliate or representative of the Company, is a person that is, or is majority owned or controlled by a Person that is (i) named on the Specially Designated Nationals and Blocked Persons List, the Foreign Sanctions Evaders List, the Sectoral Sanctions Identification List, or any other similar list of sanctioned persons (collectively, “Sanction Lists”) administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), or any similar list of sanctioned persons administered by the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom, any individual European Union member state, including the United Kingdom or other relevant sanctions authority, nor (ii) located, organized or resident of the Crimea Region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Cuba, Iran, North Korea, Sudan or Syria, or any other country (each a “Sanction Country” and collectively, “Sanction Countries”) or territory embargoed or subject to substantial trade restrictions by the United States, the European Union or any individual European Union member state, including the United Kingdom. Neither the Company nor any of its Subsidiaries will, directly or indirectly, use the proceeds from the sale of Securities or the exercise of the Offered Warrants under this Agreement, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person (a) to fund or facilitate any activities or business of or with any Person or any Sanctioned Country, or (b) in any other manner that will result in a violation of Sanction Lists by any Person (including any Person participating in the Offering, whether as underwriter, advisor, investor or otherwise). For the past five (5) years, neither the Company nor any of its Subsidiaries have knowingly engaged in, or are now knowingly engaged in, any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject of Sanction Lists or a Sanction Country;

(mm)      there is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provision of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith;

(nn)      except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, the Company’s and its Subsidiaries’ information technology (i) assets and equipment, (ii) computers, (iii) systems, (iv) networks, (v) hardware, (vi) software, (vii) websites, (viii) applications, and (ix) databases (collectively, “IT Systems”) operate and perform as required in connection with the operation of the business of the Company as currently conducted, free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, and except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, the Company and its Subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including all Personal Data (defined below) and all other sensitive, confidential or regulated data controlled by the Company and its Subsidiaries in connection with their businesses (“Confidential Data”). “Personal Data” means, to the extent applicable to the Company’s business, any information which would qualify as (i) “personally identifying information” under the Federal Trade Commission Act, as amended; (ii) “personal data” as defined by the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679); (iii) “personal information” as defined by the California Consumer Privacy Act (“CCPA”) or (iv) any other term of similar import as defined under any Privacy Law. “Privacy Laws” means applicable state and federal data privacy and security laws and regulations, including, to the extent applicable, the CCPA and the GDPR. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, and except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, to the Company’s knowledge, there have been no breaches, violations, outages or unauthorized uses of or accesses to any Personal Data controlled by the Company and its Subsidiaries, except for those that have been remedied without cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, and except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, the Company and its Subsidiaries are in compliance with all Privacy Laws, applicable judgments, orders or rules of any court, arbitrator or governmental or regulatory authority, external policies and contractual obligations, in each case to the extent relating to the privacy and security of IT Systems, Confidential Data, and Personal Data controlled by the Company and its Subsidiaries in connection with their businesses and to the protection of such IT Systems, Confidential Data, and Personal Data from unauthorized use, access, misappropriation or modification. Except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, and except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of its Subsidiaries: (i) has received written notice of any actual or potential violation of any of the Privacy Laws, or has any knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any violation of any Privacy Law; or (iii) is a party to any order or decree that imposes any obligation or liability under any Privacy Law;

(oo)           except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Ordinary Shares on the date such stock option would be considered granted under IFRS and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects;

(pp)      except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, neither the Company nor any Subsidiary of the Company is a party to any contract, agreement or plan, a copy of which would be required to be filed with the Commission as an exhibit to an annual report on Form 20-F (collectively, “Material Agreements”). Each of the Material Agreements described in the Registration Statement, the Disclosure Package and the Prospectus conform in all material respects to the descriptions thereof contained or incorporated by reference therein. Except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, the Company and each of its Subsidiaries have performed in all material respects all the obligations then required to be performed by them under the Material Agreements, have received no notice of default or an event of default by the Company or any of its Subsidiaries thereunder and are not aware of any basis for the assertion thereof, and neither the Company or any of its Subsidiaries nor, to the knowledge of the Company, any other contracting party thereto are in default under any Material Agreement now in effect, the result of which would be reasonably expected to have a Material Adverse Effect. Each of the Material Agreements is in full force and effect, and constitutes a legal, valid and binding obligation enforceable in accordance with its terms against the Company and/or any of its Subsidiaries and, to the knowledge of the Company, each other contracting party thereto, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application;

(qq)      since December 31, 2023, the Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability (collectively, “Bankruptcy Laws”), nor does the Company have any knowledge that its creditors intend to initiate involuntary bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any Bankruptcy Law. The Company is financially solvent and is generally able to pay its debts as they become due;

(rr)      neither the Company nor any of its Subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of the Company or any Subsidiary (including the notes thereto) in conformity with IFRS and are not disclosed in the Registration Statement, the Disclosure Package and the Prospectus, other than those incurred in the ordinary course of the Company’s or its Subsidiaries respective businesses since the date of the latest audited financial statements of the Company included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus and which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

(ss)      except for the offer and sale of the Securities pursuant to this Agreement, none of the Company or any of its Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the offer, issuance and sale by the Company to such investor of any of the such securities under the Act, whether through integration with prior offerings or otherwise. None of the Company, its Subsidiaries, their Affiliates nor any person acting on their behalf will take any action or steps referred to in the preceding sentence that would cause this offering to be integrated with any other offering of securities of the Company;

(tt)      except as provided by laws or statutes generally applicable to transactions of the type described in this Agreement, neither the Company nor any of its respective properties, assets or revenues has any right of immunity under the laws of the Netherlands, New York or United States law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Dutch, New York or United States federal court, from service of process, attachment upon or prior judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement. To the extent that the Company or any of its respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 13 of this Agreement;

(uu)      no stamp, issue, registration, documentary, transfer or other similar taxes and duties, including interest and penalties, are payable on or in connection with the issuance and sale of the Securities or the exercise of the Offered Warrants by the Company or the execution and delivery of this Agreement;

(vv)      the statements in the Registration Statement, the Disclosure Package and the Prospectus under the headings “Taxation” to the extent such statements are statements of, or conclusions with respect to, U.S., Dutch and German tax law are correct in all material respects;

(ww)     except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, (i) under current laws and regulations of the Netherlands or Germany and any political subdivision thereof, all dividends and other distributions declared and payable on the Shares may be paid by the Company to the holder thereof and all amounts payable to the Underwriters pursuant to this Agreement may be paid by the Company to the Underwriters, in United States dollars or euros that may be converted into foreign currency and freely transferred out of euros and (ii) all such payments made to holders thereof or therein or the Underwriters who are non- residents of the Netherlands, Germany or the United States will not be subject to income, withholding or other taxes under laws and regulations of the Netherlands, Germany or the United States or any political subdivision or taxing authority of either the Netherlands, Germany or the United States (the “Relevant Tax Jurisdiction”) and will otherwise be free and clear of any other tax, duty, withholding or deduction in the Relevant Tax Jurisdiction and without the necessity of obtaining any governmental authorization in the Relevant Tax Jurisdiction;

(xx)           all payments made by the Company to the Underwriters under this Agreement will not be subject to withholding taxes under the laws and regulations of the Relevant Tax Jurisdictions;

(yy)      subject to the qualifications and limitations set forth in the Registration Statement, the Disclosure Package and the Prospectus, the Company is, as of the date hereof, a resident of Germany for purposes of the 2012 Convention between the Federal Republic of Germany and the Kingdom of the Netherlands for the avoidance of double taxation and the prevention of fiscal evasion with respect to taxes on income and the Company’s Subsidiary Lilium GmbH is and has at all times been resident for tax purposes only in its jurisdiction of incorporation and is and has not been treated as resident in any other jurisdiction for any tax purpose (including any double tax treaty);

(zz)      there are no transactions, arrangements and other relationships between and/or among the Company, and/or, to the knowledge of the Company, any of its affiliates and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity (each, an “Off-Balance Sheet Transaction”) that could reasonably be expected to affect materially the Company’s liquidity or the availability of or requirements for its capital resources, including those Off Balance Sheet Transactions described in the Commission’s Statement about Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), and are required to be described in the Disclosure Package and the Prospectus, which have not been described as required;

(aaa)      the section entitled “Critical Accounting Policies” incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus accurately describes in all material respects (i) the accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”); (ii) the judgments and uncertainties affecting the application of Critical Accounting Policies; and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions, and an explanation thereof;

(bbb)      except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company is not a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental authority; and

(ccc)      any certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters specifically covered thereby, to the Underwriters, as applicable.

The Company has a reasonable basis for making each of the representations set forth in this Section 3. The Company acknowledges that the Underwriters and, for purposes of the opinions to be delivered pursuant to Section 6 hereof, counsel to the Company and counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

4.            Certain Covenants:

The Company hereby covenants and agrees with each Underwriter:

(a)            to furnish such information as may be required and otherwise to cooperate in qualifying the Securities for offering and sale under (or otherwise obtaining exemptions from the application of) the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Representative may designate and to maintain such qualifications, registrations, and exemptions, as applicable, in effect as long as requested by the Representative for the distribution of the Securities, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Securities) where it is not presently qualified; and to promptly advise the Representative of the receipt by the Company of any notification with respect to the suspension of the qualification, registration, or exemption of the Securities for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment;

(b)            if, at the time this Agreement is executed and delivered, it is necessary for (i) a post-effective amendment to the Registration Statement or (ii) a Rule 462(b) Registration Statement to be filed with the Commission and become effective before the offering of the Securities may commence, the Company will use its reasonable best efforts to cause such post-effective amendment or Rule 462(b) Registration Statement to become effective and will pay any applicable fees in accordance with the Securities Act as soon as possible and will advise the Representative promptly and, if requested by the Representative, will confirm such advice in writing, (i) when such post-effective amendment or Rule 462(b) Registration Statement has become effective and (ii) if Rule 430A under the Securities Act is used, when the Prospectus has been filed with the Commission pursuant to Rule 424(b) under the Securities Act (which the Company agrees to file in a timely manner in accordance with such Rules);

(c)            to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act in a manner and within the time period required by Rule 424(b), and to furnish promptly, for so long as a prospectus relating to the Securities is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

(d)            to advise the Representative promptly and (if requested by the Representative) to confirm such advice in writing, when any post-effective amendment to the Registration Statement becomes effective under the Securities Act;

(e)            to advise the Representative immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement, the Preliminary Prospectus, the Prospectus, or for additional information with respect thereto, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible, (iii) any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement, or (iv) if the Company becomes subject to a proceeding under Section 8A of the Securities Act in connection with the public offering of Securities contemplated herein; to advise the Representative promptly of any proposal to amend or supplement the Registration Statement, the Preliminary Prospectus or the Prospectus and to file no such amendment or supplement to which the Representative shall reasonably object in writing (except to the extent the Company believes such amendment or supplement is required by law, rule or regulation); provided that the foregoing shall not apply to any document filed with the Commission which may be incorporated by reference into the Registration Statement, the Preliminary Prospectus or the Prospectus;

(f)            to furnish to the Underwriters during any period when a Prospectus is required to be delivered by the Underwriters (i) as soon as available, copies of all annual, quarterly and current reports, proxy statements, or other communications filed or furnished with the Commission, (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, FINRA or any securities exchange and (iii) such other information as the Underwriters may reasonably request regarding the Company and the Subsidiaries, provided, however, that the requirements of this Section shall be satisfied to the extent that such reports, statement, communications, financial statements or other documents are available on EDGAR;

(g)            to advise the Underwriters promptly of the happening of any event or development known to the Company within the time during which a Prospectus relating to the Securities (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act which, in the judgment of the Company or in the reasonable opinion of the Representative or counsel for the Underwriters, (i) would require the making of any change in the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) if it is necessary at any time to amend or supplement the Prospectus or the Disclosure Package to comply with any law and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company’s own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representative may from time to time reasonably request of an appropriate amendment or supplement to the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package as so amended or supplemented will not, in the light of the circumstances when it (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is so delivered, be misleading or so that the Prospectus or the Disclosure Package will comply with the law;

(h)            to file promptly with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus or the Prospectus that may, in the judgment of the Company or the Representative, be required by the Securities Act or requested by the Commission;

(i)            during any period when a Prospectus is required to be delivered by the Underwriters, prior to filing with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus or the Prospectus, to furnish a copy thereof to the Representative and counsel for the Underwriters and obtain the consent of the Representative to the filing (such consent not to be unreasonably withheld, delayed or conditioned) (except to the extent the Company believes such amendment or supplement is required by law, rule or regulation); provided that the foregoing shall not apply to any document filed with the Commission which may be incorporated by reference into the Registration Statement, the Preliminary Prospectus or the Prospectus;

(j)             to furnish promptly to the Representative a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as the Representative may reasonably request; provided, however, that no such document shall need to be furnished to the extent it is available on EDGAR or available on the Company’s internet website;

(k)            to furnish to the Representative, not less than one business day before filing with the Commission, during the period referred to in paragraph (i) above, a copy of any document proposed to be filed by the Company with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act;

(l)            to refrain from making any offer relating to the Securities that constitutes or would constitute a Free Writing Prospectus or a portion thereof required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act and taking any action that would result in an Underwriter or the Company being required to file with the Commission a Free Writing Prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder;

(m)            to apply the net proceeds of the sale of the Securities in accordance with its statements under the caption “Use of Proceeds” in the Registration Statement, the Prospectus and the Disclosure Package;

(n)            to make generally available to its security holders an earnings statement complying with the provisions of Section 11(a) of the Securities Act and of Rule 158 under the Securities Act covering a period of at least 12 months beginning after the effective date of the Registration Statement;

(o)             to use its best efforts to list and to maintain the quotation of the Shares on Nasdaq;

(p)            to comply with the Securities Act and the Exchange Act so as to permit the completion of the distribution of the Securities, as contemplated by this Agreement, the Registration Statement, the Disclosure Package and the Prospectus;

(q)            to engage and maintain, at its expense, a registrar and transfer agent for the Shares and Warrant Shares and a registrar, transfer and warrant agent for the Offered Warrants;

(r)            to refrain, from the date hereof until 60 days after the date of the Prospectus (such period, the “Company Lock-up Period”), without the prior written consent of the Representative (which consent may be withheld in the Representative’s reasonable discretion), from, directly or indirectly, (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares, or filing any registration statement under the Securities Act with respect to any of the foregoing, or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Ordinary Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Ordinary Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the engagement of the Company in the following transactions: (A) the grant, issuance and settlement of options, restricted stock awards, stock units or any other type of equity award, including its Ordinary Shares, pursuant to any employee stock option plan, stock ownership plan, incentive awards plan or dividend reinvestment plan of the Company in effect as of the date of this Agreement and file any registration statement on Form S-8 if necessary or required in connection with such plans; (B) the issuance of Ordinary Shares upon the conversion of securities or the exercise of Warrants outstanding as of the date of this Agreement; (C) the filing of any registration statement on Form F-3 (or Form F-1 if Form F-3 is unavailable at such time) and any prospectus or prospectus supplement related to the offering contemplated hereby, the private placement being conducted by the Company concurrently herewith (the “PIPE”) or the resale of securities as may be required pursuant to private placement agreements executed on or prior to the date hereof, and cause such registration to become effective and file any post-effective amendments thereto; and (D) the selling, issuance or entering into an agreement to sell or issue, Ordinary Shares or securities convertible into or exercisable for Ordinary Shares to (I) any officer or director of the Company or any other investor pursuant to one or more private placements (provided that such securities are themselves subject to a lock-up for a number of days equal to at least the number of days remaining on the Company’s lock-up; provided further, however, that any securities sold in the PIPE (which, for the avoidance of doubt includes any securities to be issued and sold to Tencent pursuant to a securities purchase agreement executed substantially contemporaneously herewith) will not be subject to any lock-up, including the lock-up described in this Section 4(r), except as otherwise expressly prescribed in the applicable securities purchase agreement), (II) any supplier, vendor, or other business partner of the Company pursuant to procurement or similar arrangements or in exchange for the cancellation or extinguishment of any obligation or liability of Lilium or any of its subsidiaries (current or future) with such supplier, vendor, or other business partner, or pursuant to any agreement with such supplier, vendor or other business partner or otherwise, (III) any strategic partner (including any affiliates thereof of and any co-investors therewith) in connection with strategic transactions, commercial collaborations and joint ventures, or (IV) any public sector entities (including public sector entities providing subsidies, grants, loans or guarantees in favor of the Company), government investors or research institutions, or, in the case of any transactions covered by this clause (D), file any registration statement on Form F-3 (or Form F-1 if Form F-3 is unavailable at such time), prospectus or prospectus supplement related to the resale of securities as may be required under applicable agreements, cause such registration statement to become effective and file any post-effective amendments thereto;

(s)            not to, and to cause its Subsidiaries not to, and to ensure its officers, directors and affiliates do not, (i) take, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Securities or the Warrant Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Securities or the Warrant Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company and shall, and shall cause each of its officers, directors and affiliates to, comply with all applicable provisions of Regulation M;

(t)            during the Company Lock-up Period, (i) to enforce all lock-up agreements that restrict or prohibit, expressly or in operation, the offer, sale or transfer of Ordinary Shares or other securities or any of the other actions restricted or prohibited under the terms of the form of lock-up agreement and (ii) to announce the Underwriters’ intention to release any director or “officer” (within the meaning of Rule 16a-1(f) under the Exchange Act) of the Company from any of the restrictions imposed by any lock-up agreement, by issuing, through a major news service, a press release in form and substance satisfactory to the Representative or, if consented to by the Representative, in a registration statement that is publicly filed in connection with a secondary offering of the Company’s shares promptly following the Company’s receipt of any notification from the Representative in which such intention is indicated, but in any case not later than the close of the third business day prior to the date on which such release or waiver is to become effective; provided, however, that nothing shall prevent the Representative, on behalf of the Underwriters, from announcing the same through a major news service, irrespective of whether the Company has made the required announcement; and provided, further, that no such announcement shall be made of any release or waiver granted solely to permit a transfer of securities that is not for consideration and where the transferee has agreed in writing to be bound by the terms of a lock-up agreement;

(u)            prior to the Closing Time and each applicable Option Closing Time, to furnish the Underwriters, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement, the Disclosure Package, and the Prospectus; and

(v)            to use its reasonable best efforts to obtain the Warrant Share Authorizations on or prior to May 31, 2024;

The Representative, on behalf of the several Underwriters, may, in its sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

5.            Payment of Expenses:

(a)            The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment); (ii) the registration, preparation, issuance and delivery of the Securities to the Underwriters, including any stock, stamp or other transfer taxes or duties payable upon the sale, issuance, and delivery of the Securities to the Underwriters; (iii) the printing of this Agreement, any agreement among the Underwriters, any dealer agreements and furnishing of copies of each to the Underwriters (including costs of mailing and shipment); (iv) the qualification or registration (or obtaining exemptions from the qualification or registration) of the Securities for offering and sale under state or foreign laws that the Company and the Representative have mutually agreed are appropriate and the determination of their eligibility for investment under state or foreign law as aforesaid (including the filing fees relating thereto) and the preparation, printing and furnishing of copies of any blue sky surveys or legal investment surveys and a “Canadian Wrapper,” if applicable, to the Underwriters; (v) the determination of compliance with the rules and regulations of, and any filing for review of the public offering of the Securities by, FINRA (including the filing fees relating thereto); (vi) the fees and expenses of any transfer agent or registrar for the Securities (including the warrant agent for the Offered Warrants) and miscellaneous expenses referred to in the Registration Statement; (vii) making road show presentations or holding road show meetings with prospective investors and the Underwriters’ sales forces with respect to the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the officers of the Company and any such consultants, and, the pro rata cost of any aircraft chartered in connection with the road show, and the costs of all marketing materials (provided that pursuant to this clause (vii) the Company shall pay all of its own costs and up to $30,000 of the Underwriter’s costs); (viii) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors; (ix) preparing and distributing bound volumes of transaction documents for the Representative and its legal counsel upon reasonable request therefore; and (x) the performance of the Company’s other obligations hereunder. For the avoidance of doubt, the total amount reimbursed by the Company to the Underwriter pursuant to this Section 5(a) (other than with respect to clause (vii) hereof) will not exceed $350,000.

(b)            If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, upon demand for all fees and disbursements pursuant to Section 5(b) subject to the maximum reimbursement amounts set forth in Section 5(a)(vii) and the final sentence of Section 5(a).

6.            Conditions of the Underwriters’ Obligations:

The obligations of the Underwriters hereunder to purchase Securities at the Closing Time or on each Option Closing Time, as applicable, are subject to the accuracy of the representations and warranties on the part of the Company hereunder on the date hereof and at the Closing Time and on each Option Closing Time, as applicable, the performance by the Company of its obligations hereunder and to the satisfaction of the following further conditions at the Closing Time or on each Option Closing Time, as applicable:

(a)            The Company shall furnish to the Underwriters at the Closing Time and at each Option Closing Time (if applicable) an opinion and negative assurance letter of Freshfields Bruckhaus Deringer US LLP, counsel for the Company, addressed to the Underwriters and dated the Closing Time or the applicable Option Closing Time, as the case may be, and in form and substance reasonably satisfactory to the Representative.

(b)            On the date of this Agreement and at the Closing Time and at each Option Closing Time (if applicable), the Representative shall have received from PricewaterhouseCoopers GmbH Wirtschaftsprüfungsgesellschaft a comfort letter addressed to the Representative and dated the respective dates of delivery thereof and in form and substance reasonably satisfactory to the Representative.

(c)            The Representative shall have received at the Closing Time and at each Option Closing Time (if applicable) an opinion and negative assurance letter of O’Melveny & Myers LLP, addressed to the Representative and dated the Closing Time or the applicable Option Closing Time, as the case may be, and in form and substance reasonably satisfactory to the Representative.

(d)            The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act at or before 5:30 p.m., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Securities Act).

(e)            Any Rule 462(b) Registration Statement required to be filed prior to the sale of the Securities under the Securities Act shall have been filed on the date hereof and shall have become automatically effective upon such filing.

(f)            No amendment or supplement to the Registration Statement, the Prospectus or any document in the Disclosure Package shall have been filed to which the Underwriters shall have reasonably objected in writing; provided that the foregoing shall not apply to any document filed with the Commission which is incorporated by reference into the Registration Statement, Prospectus or any document in the Disclosure Package.

(g)            Prior to the Closing Time and each Option Closing Time, (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or any document in the Disclosure Package shall have been issued, and no proceedings for such purpose shall have been initiated or, to the Company’s knowledge, threatened by the Commission, and no suspension of the qualification of the Securities for offering or sale in any jurisdiction, or the initiation or, to the Company’s knowledge, threatening of any proceedings for any of such purposes, has occurred; (ii) all requests for additional information on the part of the Commission shall have been complied with; (iii) the Registration Statement shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) the Prospectus and the Disclosure Package shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company shall not have become the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Securities.

(h)            Between the time of execution of this Agreement and the Closing Time or the relevant Option Closing Time, (i) there shall not have occurred and then shall not exist any material event or material condition that is unfavorable to the Company and not described in the Prospectus and Disclosure Package; and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries, in the case of each of clauses (i) through (ii) above, which in the Representative’s sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Securities as contemplated by the Registration Statement.

(i)            The Company shall have submitted to Nasdaq a Notification of Listing of Additional Shares with respect to the Shares and Warrant Shares and Nasdaq shall not have objected thereto.

(j)            FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms or other arrangements of the transactions contemplated hereby.

(k)            On or prior to the date hereof, the Representative shall have received lock-up agreements from the persons listed on Exhibit B hereto, and such letter agreements shall be in full force and effect.

(l)            The Company shall furnish to the Underwriters, at the Closing Time and at each Option Closing Time (if applicable), a certificate of its Chief Executive Officer or President and its Chief Financial Officer, dated the Closing Time or the applicable Option Closing Time, to the effect that to their knowledge:

(i)            the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on such date, except for those representations and warranties that speak solely as of a specific date and were true and correct as of such date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii)            no stop order suspending the effectiveness of the Registration Statement or notice by the Commission objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and

(iii)            confirming to the effect set forth in paragraph (h) above.

(m)            The Company shall furnish to the Underwriters, as of the date hereof, at the Closing Time and at each Option Closing Time (if applicable), a certificate of its Chief Executive Officer and Chief Financial Officer, dated the Closing Time or the applicable Option Closing Time, with respect to certain financial data contained in the Disclosure Package and the Prospectus, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representative.

(n)            The Company shall have furnished to the Underwriters and counsel for the Underwriters such other information, documents, opinions and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Prospectus and the Disclosure Package, the representations, warranties and statements of the Company contained herein, and the performance by the Company of its covenants contained herein, and the fulfillment of any conditions contained herein, as of the Closing Time or any Option Closing Time, as the Underwriters or their counsel may reasonably request, and all proceedings taken by the Company in connection with the issuance and sale of the Securities as contemplated herein and in connection with the other transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters.

(o)            On or prior to the Closing Time, the Company shall have duly executed the warrant agreement pursuant to which the Offered Warrants will be issued, in substantially the form attached hereto as Exhibit C.

(p)            On or prior to the Closing Time, the Company shall have terminated its equity line of credit.

If any condition specified in this Section 6 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice from the Representative to the Company at any time on or prior to the Closing Time and, with respect to the Option Shares, at any time on or prior to the applicable Option Closing Time, which termination shall be without liability on the part of any party to any other party, except that Sections 5, 7, and 9 shall at all times be effective and shall survive such termination.

7.            Termination:

This Agreement shall be subject to termination in the absolute discretion of the Underwriters, by notice given to the Company if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading in the Ordinary Shares shall have been suspended by the Commission or Nasdaq or trading in securities generally on Nasdaq shall have been suspended or materially limited or minimum prices shall have been established on such exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities, (iii) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or (iv) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Underwriters, impractical or inadvisable to proceed with the offering, sale or delivery of the Securities on the Closing Date on the terms and in the manner contemplated by this Agreement, the Disclosure Package and the Prospectus.

8.            Increase in Underwriters’ Commitments:

Subject to Sections 6 and 7 hereof, if any Underwriter shall fail, refuse, or default at the Closing Time or at any Option Closing Time in its obligation to take up and pay for the Securities to be purchased by it under this Agreement on such date, the Representative shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Securities which such Underwriter shall have agreed but failed to take up and pay for (the “Defaulted Shares”). Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Securities to be purchased on such date, each non-defaulting Underwriter, severally and not jointly, shall take up and pay for (in addition to the number of Securities which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Securities agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representative may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Sections 5 and 9 hereof shall at all times be effective and shall survive such termination.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Securities hereunder on such date unless all of the Securities to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representative with the approval of the Company or selected by the Company with the approval of the Representative).

If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Option Closing Time for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

9.            Indemnity and Contribution by the Company and the Underwriters:

(a)            The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees, Affiliates and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, arising out of, or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission or is otherwise required to retain, any preliminary prospectus supplement, any road show as defined in Rule 433(h) under the Act (a “road show”) or any Disclosure Package (including any Disclosure Package that has subsequently been amended), or arising out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or omission or alleged untrue statement or omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(b) hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)            Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the indemnity from the Company to each Underwriter set forth in paragraph 9(a) above, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter specifically for inclusion in the documents referred to in the foregoing indemnity; and each Underwriter agrees to reimburse each such indemnified party for any documented legal fees or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that there has been no information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity other than the second paragraph under “Commissions and Discounts,” and the first three sentences of the first paragraph under the caption “—Other Relationships” in the Underwriting section in each of the Prospectus (or any amendment or supplement thereto) and the Preliminary Prospectus.

(c)            Promptly after the receipt by any person in respect of which indemnification may be sought pursuant to either Section 9(a) or 9(b) above of notice of the commencement of any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand, such person (the “Indemnified Person”) will, if a claim in respect thereof is to be made against whom such indemnification may be sought (the “Indemnifying Person”) notify the Indemnifying Person in writing as promptly as reasonably practicable of the commencement thereof; provided that the failure so to notify the Indemnifying Person (i) will not relieve it from any liability that it may have under this Section 9 unless and to the extent that it did not otherwise learn of such action and such failure results in the forfeiture by the Indemnifying Person of substantial rights and defenses and (ii) will not, in any event, relieve the Indemnifying Person from any obligations to an Indemnified Person other than the indemnification obligation provided in Section 9(a) or Section 9(b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall be entitled to appoint counsel of the Indemnifying Person’s choice at the Indemnifying Person’s expense to represent the Indemnified Person in any action, and any others entitled to indemnification pursuant to this Section that the Indemnifying Person may designate in such action, for which indemnification is sought (in which case the Indemnifying Person shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person or Indemnified Persons except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Indemnifying Person’s election to appoint counsel to represent the Indemnified Person in an action, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Indemnifying Person shall bear the reasonable fees, costs and expenses of such separate counsel if (A) the use of counsel chosen by the Indemnifying Person to represent the Indemnified Person would present such counsel with a conflict of interest, (B) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Indemnifying Person and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Persons which are different from or additional to those available to the Indemnifying Person, (C) the Indemnifying Person shall not have employed counsel satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (D) the Indemnifying Person shall authorize the Indemnified Person to employ separate counsel at the expense of the Indemnifying Person. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons and that all such reasonable fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for one or more of the Underwriters and any of their affiliates, directors and officers and their control persons, if any, shall be designated in writing by the Underwriters, as applicable, and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and its control persons, if any, shall be designated in writing by the Company. An Indemnifying Person will not, without the prior written consent of the Indemnified Persons, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Persons are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes (i) an unconditional release of each Indemnified Person from all liability arising out of such claim, action, suit or proceeding; and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnified Person.

(d)            In the event that the indemnity provided in paragraph (a) or (b) of this Section 9 is unavailable or insufficient to hold harmless an Indemnified Person for any reason, then each Indemnifying Person agrees to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively, “Losses”) to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other, from the offering and sale of the Securities pursuant to this Agreement. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the sale of the Securities (before deducting expenses) received by it as set for the on the cover page of the Prospectus, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting fee. Relative fault of the Company, on the one hand, and the Underwriters, on the other, shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each such party, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

(e)            In no case shall any Underwriter (except as may be provided in any agreement among Underwriters relating to the offering of the Securities) be responsible for any amount pursuant to this paragraph 9(e) in excess of the underwriting fee. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph 9(e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph 9(e).

(f)            The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

10.            Survival:

The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Company contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter or by or on behalf of the Company, its directors and officers, or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement and the sale and delivery of the Securities. The Company and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company’s officers and directors, in connection with the sale and delivery of the Securities, or in connection with the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, or the Prospectus.

11.            Duties:

Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties. The Underwriters undertake to perform such duties and obligations only as expressly set forth herein. Such duties and obligations of the Underwriters with respect to the Securities shall be determined solely by the express provisions of this Agreement, and the Underwriters shall not be liable except for the performance of such duties and obligations with respect to the Securities as are specifically set forth in this Agreement. The Company acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company or its affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters); (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that the several Underwriters have no obligation to disclose any of such interests; and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate. The Company acknowledges that the Underwriters disclaim any implied duties (including any fiduciary duty), covenants or obligations arising from the Underwriters’ performance of the duties and obligations expressly set forth herein. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the several Underwriters with respect to any breach or alleged breach of agency, advisory, fiduciary or similar duty.

12.            Notices:

Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing and effective only on receipt and, if sent to the Representative, will be mailed, delivered or e-mailed to: B. Riley Securities, Inc., 299 Park Avenue, New York, NY 10171, Attention: Syndicate Department, with a copy (which shall not constitute notice) to the Representative’s counsel at O’Melveny & Myers LLP, 7 Times Square, New York, NY 10036, Attention: Jeeho Lee, or, if sent the Company, will be mailed, delivered or e-mailed to Lilium N.V. c/o Lilium Aviation Inc., 2385 N.W. Executive Center Drive, Boca Raton, Florida 33431, Attention: Roger Franks, with a copy (which shall not constitute notice) to the Company’s counsel at Freshfields Bruckhaus Deringer US LLP, 3 World Trade Center, 175 Greenwich Street 51st Floor, New York, NY 10007, Attention: Valerie Ford Jacob. Any party hereto may change the address for receipt of communications by giving written notice to the others.

13.            Governing Law:

(a)            This Agreement and any claim, controversy or dispute arising under or relating to this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

(b)            The Company hereby submits to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company waives any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. The Company agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company and may be enforced in any court to the jurisdiction of which Company is subject by a suit upon such judgment. The Company irrevocably designates and appoints Lilium Aviation Inc., 2385 N.W. Executive Center Drive, Suite 300, Boca Raton, Florida 33431, as its authorized agent in the United States upon which process may be served in any such suit or proceeding, and agrees that service of process upon such authorized agent be certified or registered mail, or by personal delivery by Federal Express, to such authorized agent shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all actions as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of five years from the date of this Agreement.

(c)            Waiver of Jury Trial. Each of the parties hereto hereby waives any rights to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

14.            Judgment Currency

The Company agrees to indemnify each Underwriter, its directors, officers, affiliates and each person, if any, who controls such Underwriter within the meaning of Section 17 of the Act or Section 20 of the Exchange Act, against any loss incurred by such Underwriter as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “Judgment Currency”) other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the Judgment Currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such indemnified person is able to purchase U.S. dollars with the amount of the Judgment Currency actually received by the indemnified person. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

15.            Parties at Interest:

The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, and the controlling persons, directors, officers, and other persons referred to in Section 9 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

16.            Successors and Assigns:

This Agreement shall be binding upon each of the Underwriters and the Company and their respective successors and assigns and any successor or assign of any substantial portion of the Company’s and any of the Underwriters’ respective businesses and/or assets.

17.            Counterparts; Facsimile and Electronic Signatures:

This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile or .pdf signature shall constitute an original signature for all purposes. Each party agrees that any electronic signatures of the parties included in this Agreement are intended to authenticate this writing and to have the same force and effect as manual signatures. “Electronic signature” means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to the New York Electronic Signatures and Records Act, as amended from time to time

18.            Partial Unenforceability:

The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

19.            Recognition of the U.S. Special Resolution Regimes:

(a)            In the event that any Underwriter that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)            In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate (as defined below) of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Agreement, (A) “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); (B) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (C) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (D) “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

20.            General Provisions:

This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings in this Agreement have been inserted as a matter of convenience of reference and shall not affect the construction or interpretation of this Agreement.

[Remainder of Page Intentionally Left Blank]

If the foregoing correctly sets forth the understanding among the Company and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company and the Underwriters.

Very truly yours,

LILIUM N.V.

		By:	/s/ Klaus Roewe
Name: Klaus Roewe
Title: Chief Executive Officer

Accepted and agreed to as of the date first above written:

B. RILEY SECURITIES, INC.

By:	/s/ Jimmy Baker
Name: Jimmy Baker
Title: President

For itself and as Representative of the other Underwriters named on Schedule I hereto.

Schedule I

Underwriter	Number of Initial Shares to be Purchased	Number of Initial Warrants to be Purchased
B. Riley Securities, Inc.	38,095,238	38,095,238
Total	38,095,238	38,095,238

Schedule II

Issuer Free Writing Prospectuses

None.

Schedule III

Pricing Terms

Number of Initial Shares:	38,095,238

Number of Initial Warrants:	38,095,238

Number of Option Shares:	5,714,285

Number of Option Warrants:	5,714,285

Public Offering Price per Share and accompanying Warrant:	$1.05

Underwriting Discount:	6.00%

EXHIBIT A

[Form of Lock-up Agreement]

May   , 2024

B. Riley Securities, Inc.

299 Park Ave, 21st Floor

New York, NY 10171

Ladies and Gentlemen:

This letter (“the “Letter Agreement”) is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”), between Lilium N.V., a Dutch public limited liability company (naamloze vennootschap) (the “Company”), and B. Riley Securities, Inc. as underwriter (the “Underwriter”), relating to the public offering of (i) Class A ordinary shares, nominal value €0.01 per share (the “Class A Ordinary Shares”), of the Company (the “Shares”) and (ii) warrants to purchase Class A Ordinary Shares (the “Warrants”). The offering of the Shares and Warrants is referred to herein as the “Offering”.

In order to induce you to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of B. Riley Securities, Inc., offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for such capital stock (collectively, the “Lock-Up Securities”), or publicly announce an intention to effect any such transaction, for a period from the date hereof until sixty (60) days after the date of the Underwriting Agreement (the “Lock-Up Period”). If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing restrictions shall be equally applicable to any issuer-directed Class A Ordinary Shares the undersigned may purchase in the Offering.

The restrictions set forth in this Letter Agreement shall not apply to:

(a)            transactions relating to sales of Class A Ordinary Shares acquired in open market transactions after the completion of the Offering, provided that (i) such sales are not required to be reported in any public report or filing with the Commission or otherwise during the Lock-Up Period and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales;

(b)            transfers of Class A Ordinary Shares or other securities as a bona fide gift or for bona fide estate planning purposes or to a charitable organization or educational institution in a transaction not involving a disposition for value;

(c)            transfers or dispositions of Class A Ordinary Shares or other securities to any member of the immediate family of the undersigned or any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned in a transaction not involving a disposition for value;

(d)            transfers or dispositions of Class A Ordinary Shares or other securities to any corporation, partnership, limited liability company or other entity all of the beneficial ownership interests of which are held by the undersigned or the immediate family of the undersigned in a transaction not involving a disposition for value;

(e)            transfers or dispositions of Class A Ordinary Shares or other securities (x) by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned upon the death of the undersigned, or (y) by operation of law pursuant to a domestic order or negotiated divorce settlement, provided that any filing under Section 13 of the Exchange Act, shall clearly indicate that the filing relates to the circumstances described in this clause and no other public filing or announcement shall be required or shall be made voluntarily during the Lock-Up Period in connection with such transfer or disposition;

provided that in the case of any transfer, disposition or distribution pursuant to clause (b), (c), (d) or (e), each transferee, donee or distributee shall sign and deliver a lock-up agreement substantially in the form of this Letter Agreement unless prohibited by an order of a court; provided further, that in the case of any transfer, disposition or distribution pursuant to clauses (b), (c) or (d), no public filing by any party (donor, donee, transferor or transferee) or announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than (1) a filing under Section 13 of the Exchange Act with respect to a transfer under clause (d) that clearly indicates the reason for such transfer or distribution);

(f)            transfers or dispositions of Class A Ordinary Shares or other securities to the Company pursuant to any contractual arrangement in effect on the date of this Letter Agreement that provides for the repurchase of the undersigned’s Class A Ordinary Shares or other securities by the Company or in connection with the termination of the undersigned’s employment with or service to the Company, provided that any filing under Section 13 of the Exchange Act, shall clearly indicate that the filing relates to the termination of the undersigned’s employment or other services and no other public filing or announcement shall be required or shall be made voluntarily during the Lock-Up Period in connection with such transfer or disposition;

(g)           transfers or dispositions of Class A Ordinary Shares or other securities to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (a) through (e) above, provided that any such Class A Ordinary Shares shall be subject to the terms of this Letter Agreement;

(h)            any sale, transfer or other disposition of Class A Ordinary Shares, or conversion of any class of the Company’s capital stock, pursuant to a trading plan adopted pursuant to Rule 10b5-1 under the 1934 Act that is in effect as of the date hereof and has been disclosed to the Underwriter (any such plan, an “Existing Plan”), provided that to the extent a public filing under the 1934 Act is required in connection with such sale, transfer or other disposition, such filing shall include a statement to the effect that the sale, transfer or other disposition was made pursuant to such Existing Plan. In addition, the restrictions set forth in this Letter Agreement shall not apply to the establishment of a trading plan meeting the requirements of Rule 10b5-1 under the 1934 Act, provided that no sales of any Lock-Up Securities shall occur under such plan and no public disclosure of any such action shall be required or shall be made voluntarily by any person regarding the establishment of such plan prior to the expiration of the Lock-Up Period;

(i)            (i) the receipt by the undersigned from the Company of Class A Ordinary Shares or other securities upon the exercise of any options, or the settlement of any other equity-based award, granted under an employee benefit or equity compensation plan or agreement existing on the date of the Underwriting Agreement and described in the registration statement related to the Offering (the “Registration Statement”) and the prospectus related to the Offering (the “Prospectus”), or upon the exercise of warrants, insofar as such warrants are outstanding as of the date of the Prospectus and which are described in the Registration Statement and the Prospectus; provided that any such Class A Ordinary Shares or other securities received by the undersigned shall be subject to the terms of this Letter Agreement, or (ii) the withholding or settlement by, or transfer to, the Company of Class A Ordinary Shares or other securities in connection with the vesting or settlement of any equity-based award under the Company’s employee benefit or equity compensation plan existing on the date of the Underwriting Agreement or the exercise of any options or warrants, which are described in the Registration Statement and the Prospectus, to purchase the Company’s securities on a “cashless” or “net exercise” basis to the extent permitted by the instruments representing such options or warrants (and any transfer to the Company necessary to generate such amount of cash needed for the payment of taxes, including estimated taxes, due as a result of such vesting, settlement or exercise, whether by means of a “cashless exercise,” “net exercise” or otherwise) so long as such “cashless exercise,” “net exercise” or settlement is effected solely by the surrender of outstanding options, warrants or other equity-based awards (or the Class A Ordinary Shares or other securities issuable upon the exercise or settlement thereof) to the Company and the Company’s cancellation of all or a portion thereof to pay the exercise price and/or withholding tax obligations, but for the avoidance of doubt, excluding all methods of exercise or settlement that would involve a sale other than to the Company of any Class A Ordinary Shares relating to options, warrants or other equity-based awards, whether to cover the applicable exercise price and/or withholding tax obligations or otherwise; provided that no public disclosure of (i) or (ii) shall be required or shall be made voluntarily by any person, and in the case of (i), the shares received upon the exercise of the option or warrant or the settlement of the other equity-based award are subject to the terms of this Letter Agreement;

(j)            transfers or dispositions of Class A Ordinary Shares or such other securities pursuant to a bona fide tender offer for shares of the Company’s capital stock, merger, consolidation or other similar transaction made to all holders of the Company’s securities involving a Change of Control (as defined below) of the Company (including without limitation, the entering into of any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of Class A Ordinary Shares or other securities in connection with such transaction) that has been approved by the board of directors of the Company; provided that, in the event that such Change of Control transaction is not consummated, this clause (j) shall not be applicable and the undersigned’s shares and other securities shall remain subject to the restrictions contained in this Letter Agreement; and

(k)            the conversion of Class B Shares of the Company into Class A Shares and Class C Shares of the Company, in accordance with the organizational documents of the Company, so long as such shares remain subject to this Letter Agreement (or are sold in accordance with one of the clauses above).

For purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage, domestic partnership or adoption, not more remote than first cousin, and “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than the Underwriter pursuant to the Offering), of the Company’s voting securities if, after such transfer, such person or group of affiliated persons would hold at least 50% of the outstanding voting securities of the Company (or the surviving entity); provided that, for the avoidance of doubt, the Offering shall not constitute a Change of Control.

The undersigned acknowledges and agrees that the Underwriter has not provided any recommendation or investment advice nor has the Underwriter solicited any action from the undersigned with respect to the Offering and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriter may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to the undersigned in connection with the Offering, the Underwriter is not making a recommendation to the undersigned to participate in the Offering or sell any securities in the Offering at the price determined in the Offering, and nothing set forth in such disclosures or documentation is intended to suggest that the Underwriter is making such a recommendation.

This Letter Agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

The undersigned also agrees and consents to the entry of stop transfer instructions authorized by the Company with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

If (i) the Underwriter, on the one hand, or the Company, on the other hand, informs the other in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Offering, (ii) the Underwriting Agreement is not executed on or before May 24, 2024, or (iii) for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), then, in each case, this Letter Agreement shall automatically, and without any action on the part of any other party, be of no further force and effect, and the undersigned shall be automatically released from all obligations under this Letter Agreement.

Yours very truly,

By:
Name:
Title:

EXHIBIT B

Klaus Roewe

Johan Malmqvist

Daniel Wiegand

Barry Engle

Dr. Thomas Enders

David Wallerstein

Niklas Zennström

Gabrielle Toledano

Henri Courpron

David Neeleman

Margaret M. Smyth

EXHIBIT C

[Form of Warrant Agreement]